UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 and 15(d) of the

Securities Exchange Act of 1934

May 11, 2004

Date of Report (Date of earliest event reported)

NEWMONT MINING CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	011-31240	84-1611629
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Lincoln Street

Denver, Colorado 80203

(Address of Principal Executive Office)

(303) 863-7414

(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)

(Former Name or Former Address,

If Changed Since Last Report)

Item 7.	EXHIBITS

(c) Exhibits.

Exhibit No.	Description

99.1	Presentation Materials

Item 9.

The following information and exhibit is being furnished under Item 9.

Representatives of Newmont Mining Corporation (“Newmont”) are scheduled to meet with analysts and investors in Boston, Massachusetts on the afternoon of Tuesday, May 11, 2004 and on Wednesday, May 12, 2004, and make an investor presentation at the Merrill Lynch Global Metals, Mining and Steel Conference (the “Conference”) in Boston on Wednesday, May 12, 2004, beginning at 12:00 noon Eastern Daylight Time. At such meetings and the Conference, Wayne Murdy, Chairman and Chief Executive Officer of Newmont, will discuss the information included in the attached presentation materials including, among other things, Newmont’s strategy, operating and financial results, and 2004 guidance.

The presentation materials to be used in the meetings and at the Conference are available on Newmont’s website at www.newmont.com and a copy of these materials is furnished herewith as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT MINING CORPORATION

DATE:	May 11, 2004	By:	/s/ Bruce D. Hansen

Name: Bruce D. Hansen
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Presentation Materials